UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PDEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

Extension of Revolving Loan

As previously disclosed in Pro-Dex, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 7, 2018, the Company previously entered into a revolving loan (the “Revolving Loan”), dated effective September 6, 2018, with Minnesota Bank & Trust, a Minnesota state banking corporation (“MBT”), providing for a $2,000,000 revolving credit note (the “Revolving Credit Note”).  The Revolving Credit Note is secured by substantially all of the assets of the Company.

On Sptember 30, 2019, the Company and MBT entered into a Change in Terms Agreement (the “Amendment”) dated effective September 6, 2019, which extends the maturity date of the Revolving Credit Note to November 6, 2020 and contains other provisions customary for an amendment of this type.  The Company will pay MBT a $5,000 fee in consideration for the Amendment.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and a copy of the original Revolving Loan (prior to giving effect to the Amendment) is attached as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 7, 2018.  The above descriptions are qualified by reference to the complete text of the Revolving Loan and the Amendment, provided that the representations and warranties contained in the Revolving Loan and the Amendment are not intended for investors and the public to obtain factual information about the Company.  Rather, investors and the public should look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Change in Terms Agreement, dated September 6, 2019, by and between Minnesota Bank & Trust and Pro-Dex, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2019	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Change in Terms Agreement, dated September 6, 2019, by and between Minnesota Bank & Trust and Pro-Dex, Inc.